Net finance costs - Summary of net finance cost (Detail) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about financial instruments
Interest on short-term bank loans, overdrafts and commercial paper	£ (47)	£ (48)	£ (31)
Interest on term debt	(222)	(228)	(263)
Interest on lease liabilities	(4)	(5)	(6)
Total borrowing costs	(273)	(281)	(300)
Losses on loans and derivatives not designated as hedges	(30)	(20)	(20)
Fair value (losses)/gains on designated fair value hedge relationships	2	(2)	(2)
Net interest on defined benefit pension schemes	3	(1)	(1)
Finance costs	(298)	(304)	(323)
Interest on bank deposits	12	6	8
Finance income	12	6	8
Net finance costs	(286)	(298)	(315)	£ (201)	£ (142)
Cross-currency interest rate swaps
Disclosure of detailed information about financial instruments
Losses on loans and derivatives not designated as hedges	£ (5)	£ 0	£ 0